UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020
________________________
Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.
Twin River Worldwide Holdings, Inc. (“TRWH”) on January 30, 2020 issued a press release announcing a proposed joint venture between IGT and TRWH that, if formed, will be a licensed VLT provider. A proposed expansion and renovation for Twin River Casino Hotel, Lincoln was also announced along with TRWH’s commitment to find a headquarters in the city of Providence.

Additionally, the release stated IGT’s continued effort to obtain approval authorizing the extension of its contract through 2043.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Cautionary Note on Forward-Looking Statements
Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for TRWH, including statements about the proposed joint venture with IGT, facility renovation and expansion, headquarters location and lobbying efforts, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. In addition, the forward-looking statements included in this Current Report on Form 8-K represent TRWH’s views as of the date hereof and subsequent events and developments could cause TRWH’s views to change. TRWH disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in TRWH’s expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Twin River Worldwide Holdings, Inc. dated January 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: January 30, 2020